UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2013 (February 14, 2013)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue Suite 2200, LB 36 Dallas, Texas	75204-2960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February, 14, 2013, James S. Marston, a member of the Board of Directors of Zix Corporation (“Company”) and chair of the Compensation Committee, notified the Company that he intends to retire from the Company’s Board of Directors effective on February 28, 2013. Richard D. Spurr, Chairman and Chief Executive Officer, expressed the Company’s appreciation to Mr. Marston for his over 21 years of service as a Director. Upon Mr. Marston’s retirement as a Director, the size of the Company’s Board of Directors will be reduced to seven members and Dr. Taher A. Elgamal will become the chair of the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)

Date: February 19, 2013	By:	/s/ James F. Brashear
James F. Brashear
Vice President and General Counsel